Retirement benefits (Tables)	12 Months Ended
Mar. 31, 2021
Retirement benefits
Summary of amounts recognized in the consolidated balance sheet in respect of defined benefit plans

	At March 31,
	2021	2020	2019
	€M	€M	€M
Present value of benefit obligations	(14.9)	(14.9)	(15.0)
Fair value of plan assets	10.4	10.4	10.3
Present value of net obligations	(4.5)	(4.5)	(4.7)
Related deferred tax asset	0.6	0.6	0.6
Net pension liability	(3.9)	(3.9)	(4.1)